Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended September 30, 2013

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations	5
Estimated Net Asset Value	7
Performance Table	12
Consolidated Statements of Cash Flows	13
Selected Balance Sheet Account Detail	15
Schedule of Capitalization, Dividends and Liquidity	16
Selected Investment Data	17
Schedule of Securities Carried at Fair Value	20
Schedule of Loan Assets	21
Net Operating Income from Consolidated Properties	23
Schedule of Interest, Dividends and Discount Accretion	24
Consolidated Properties – Selected Property Data	25
Equity Investments – Selected Property Data	27
Consolidated Properties – Operating Summary	31
Equity Investments – Operating Summary	32
Consolidated Debt Summary	33
Equity Investments Debt Summary	34
Lease Expiration Summary	36
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	37
Supplemental Definitions	38
Investor Information	40

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust’s (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	September 30,	June 30,	March 31,	December 31	September 30,
	2013	2013	2013	2012	2012
ASSETS
Investments in real estate, at cost
Land	$56,894	$59,183	$60,679	$43,252	$37,177
Buildings and improvements	380,240	385,370	395,799	378,737	344,289
	437,134	444,553	456,478	421,989	381,466
Less: accumulated depreciation	(55,195)	(53,553)	(52,412)	(51,553)	(48,618)
Investments in real estate, net	381,939	391,000	404,066	370,436	332,848

Cash and cash equivalents	165,762	186,132	131,448	97,682	159,251
Restricted cash held in escrows	19,084	19,422	15,821	13,250	15,273
Loans receivable, net	108,163	113,308	130,212	211,250	138,001
Secured financing receivable	30,395	-	-	-	-
Accounts receivable, net of allowances of $478, $474
$ 458 $374, and $513, respectively	997	1,587	1,325	1,418	1,152
Accrued rental income	19,205	15,801	16,761	17,241	15,032
Securities carried at fair value	7,074	10,360	12,220	19,694	37,191
Loan securities carried at fair value	226	226	11	11	5,756
Preferred equity investments	12,703	12,514	12,358	12,250	5,500
Equity investments	139,061	141,645	134,224	134,859	115,299
Lease intangibles, net	48,774	48,348	52,299	37,744	34,883
Deferred financing costs, net	4,546	4,819	4,755	4,864	4,558
Other assets	28,135	3,440	3,577	2,464	2,193
Assets held for sale	2,421	1,708	-	-	-
TOTAL ASSETS	$968,485	$950,310	$919,077	$923,163	$866,937

LIABILITIES
Mortgage loans payable	$308,049	$325,026	$278,824	$280,576	$238,097
Senior notes payable	86,250	86,250	86,250	86,250	86,250
Secured Financings	29,150	29,150	42,803	52,920	29,150
Notes payable	1,664	1,645	1,660	1,676	-
Accounts payable and accrued liabilities	21,522	19,202	20,010	21,056	17,219
Related party fees payable	2,693	2,658	2,540	2,664	2,505
Dividends payable	8,804	8,268	8,154	5,366	8,161
Deferred income	995	1,131	1,472	1,136	758
Below market lease intangibles, net	2,280	2,483	2,686	2,255	2,423
TOTAL LIABILITIES	461,407	475,813	444,399	453,899	384,563

COMMITMENTS AND CONTINGENCIES

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares
$25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares outstanding at Sept 30, June 30 and Mar 31,2013, Dec 31,2012 , Sept 30, 2012.	120,500	120,500	120,500	120,500	120,500
Common Shares, $1 par, unlimited shares authorized;
36,397,949, 33,397,949, 33,128,853, 33,018,711 and 33,077,047, issued and outstanding at Sept 30, June 30 and Mar 31,2013, Dec 31, 2012 and Sept 30, 2012, respectively	35,798	33,039	33,029	33,019	33,077
Additional paid-in capital	646,620	618,954	618,626	618,426	617,837
Accumulated distributions in excess of net income	(308,661)	(311,688)	(311,793)	(317,385)	(307,144)
Accumulated other comprehensive loss	(70)	80	(51)	(50)	(165)
Total Winthrop Realty Trust Shareholders’ Equity	494,187	460,885	460,311	454,510	464,105
Non-controlling interests	12,891	13,612	14,367	14,754	18,269
Total Equity	507,078	474,497	474,678	469,264	482,374
TOTAL LIABILITIES AND EQUITY	$968,485	$950,310	$919,077	$923,163	$866,937

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30 ,		September 30,
	2013	2012	2013	2012
Revenue
Rents and reimbursements	$15,099	$12,224	$45,026	$35,022
Interest, dividends and discount accretion	3,917	3,722	13,545	15,018
	19,016	15,946	58,571	50,040
Expenses
Property operating	5,272	3,335	14,697	10,643
Real estate taxes	1,705	1,160	4,184	3,116
Depreciation and amortization	4,923	4,416	14,703	11,623
Interest	5,435	4,416	18,175	11,560
General and administrative	1,113	782	3,058	2,447
Related party fees	2,309	2,316	6,866	6,641
Transaction costs	106	30	158	335
State and local taxes	85	64	227	211
	20,948	16,519	62,068	46,576
Other income (loss)
Equity in income of equity investments	13,856	12,809	26,249	14,051
Earnings from preferred equity investments	189	-	576	-
Realized gain (loss) on sale of securities carried at fair value	(31)	-	(133)	41
Unrealized gain (loss) on securities carried at fair value	-	3,113	(142)	7,254
Unrealized gain on loan securities carried at fair value	-	371	215	447
Settlement expense	(16)	-	(150)	-
Interest income	101	242	286	433
	14,099	16,535	26,901	22,226
Income from continuing operations	12,167	15,962	23,404	25,690
Discontinued operations
(Loss) income from discontinued operations	(1,434)	85	8,025	594
Net income	10,733	16,047	31,429	26,284
Net loss (income) attributable to non-controlling interest	995	(939)	2,419	435
Net income attributable to Winthrop Realty Trust	11,728	15,108	33,848	26,719
Preferred dividend of Series D Preferred Shares	(2,787)	(2,786)	(8,360)	(6,498)
Amount allocated to Restricted Common Shares	(106)	-	(235)	-
Net income attributable to Common Shares	$8,835	$12,322	$25,253	$20,221
Per Common Share data - Basic
Income from continuing operations	$0.31	$0.37	$0.52	$0.59
Income (loss) from discontinued operations	(0.04)	-	0.24	0.02
Net income attributable to Winthrop Realty Trust	$0.27	$0.37	$0.76	$0.61
Per Common Share data - Diluted
Income from continuing operations	$0.31	$0.37	$0.52	$0.59
Income (loss) from discontinued operations	(0.04)	-	0.24	0.02
Net income attributable to Winthrop Realty Trust	$0.27	$0.37	$0.76	$0.61

Basic Weighted-Average Common Shares	33,076	33,075	33,047	33,064
Diluted Weighted-Average Common Shares	33,148	33,076	33,089	33,064
Comprehensive income
Net income	$10,733	$16,047	$31,429	$26,284
Change in unrealized loss on interest rate derivative	(150)	(16)	(20)	(73)
Consolidated comprehensive income	10,583	16,031	31,409	26,211

Net loss (income) attributable to non-controlling interest	995	(939)	2,419	435
Other comprehensive income attributable to non-controlling interest	-	-	-	-
Comprehensive loss (income) attributable to non-controlling interest	995	(939)	2,419	435
Comprehensive income attributable to Winthrop Realty Trust	$11,578	$15,092	$33,828	$26,646

Dividend declared per Common Share	$0.1625	$0.1625	$0.4875	$0.4875

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Revenue
Rents and reimbursements	$15,099	$15,489	$14,438	$12,166	$12,224
Interest, dividends and discount accretion	3,917	4,308	5,320	6,106	3,722
	19,016	19,797	19,758	18,272	15,946
Expenses
Property operating	5,272	4,764	4,661	3,840	3,335
Real estate taxes	1,705	1,625	854	1,158	1,160
Depreciation and amortization	4,923	4,921	4,859	4,375	4,416
Interest	5,435	6,708	6,032	6,039	4,416
Impairment loss on investment in real estate	-	-	-	1,738	-
General and administrative	1,113	1,098	847	1,100	782
Related party fees	2,309	2,291	2,266	2,312	2,316
Transaction costs	106	46	6	87	30
State and local taxes	85	125	17	20	64
	20,948	21,578	19,542	20,669	16,519
Other income (loss)
Equity in income of equity investments	13,856	4,524	7,869	792	12,809
Earnings from preferred equity investments	189	185	202	-	-
Realized gain (loss) on sale of securities carried at fair value	(31)	-	(102)	-	-
Unrealized gain (loss) on securities carried at fair value	-	(1,860)	1,718	(338)	3,113
(Loss)Gain on extinguishment of debt, net	-	-	-	(121)	-
Realized gain on loan securities carried at fair value	-	-	-	614	-
Unrealized gain (loss) on loan securities carried at fair value	-	215	-	-	371
Settlement expense	(16)	(134)	-	-	-
Interest and other income	101	115	70	266	242
	14,099	3,045	9,757	1,213	16,535

Income (loss) from continuing operations	12,167	1,264	9,973	(1,184)	15,962

Discontinued operations
Income (loss) from discontinued operations	(1,434)	6,481	2,978	(716)	85

Consolidated net income (loss)	10,733	7,745	12,951	(1,900)	16,047
Income (loss) attributable to non-controlling interest	995	629	795	(188)	(939)
Net income (loss) attributable to Winthrop Realty Trust	11,728	8,374	13,746	(2,088)	15,108
Preferred dividend on Series D Preferred Shares	(2,787)	(2,786)	(2,787)	(2,787)	(2,786)
Amount allocated to restricted shares	(106)	(98)	(16)	-	-
Net income (loss) attributable to Common Shares	$8,835	$5,490	$10,943	$(4,875)	$12,322

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Per Common Share data - Basic
Income (loss) from continuing operations	$0.31	$(0.03)	$0.24	$(0.13)	$0.37
Income (loss) from discontinued operations	(0.04)	0.20	0.09	(0.02)	-
Net income (loss) attributable to Winthrop Realty Trust	$0.27	$0.17	$0.33	$(0.15)	$0.37

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.31	$(0.03)	$0.24	$(0.13)	$0.37
Income (loss) from discontinued operations	(0.04)	0.20	0.09	(0.02)	-
Net income (loss) attributable to Winthrop Realty Trust	$0.27	$0.17	$0.33	$(0.15)	$0.37

Basic Weighted-Average Common Shares	33,076	33,037	33,027	33,056	33,075
Diluted Weighted-Average Common Shares	33,148	33,037	33,029	33,056	33,076

Comprehensive income (loss)
Consolidated net income (loss)	$10,733	$7,745	$12,951	$(1,900)	$16,047
Change in unrealized gain (loss) on interest rate derivative	(150)	131	(1)	115	(16)
Comprehensive income (loss)	$10,583	$7,876	$12,950	$(1,785)	$16,031

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the nine months ended September 30, 2013 and 2012:

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Basic
Net income attributable to Winthrop Realty Trust	$11,728	$15,108	$33,848	$26,719
Real estate depreciation	3,153	2,903	9,665	8,165
Amortization of capitalized leasing costs	1,791	2,169	5,626	5,106
Trust's share of real estate depreciation and amortization of unconsolidated interests	2,762	2,976	7,471	10,630
Impairment loss on investments in real estate	2,750	698	2,904	698
Gain on sale of real estate	(1,421)	(945)	(10,948)	(945)
(Gain) loss on sale of equity investments	-	(165)	110	(271)
Trust's share of loss on sale of real estate of unconsolidated interests	722	-	722	-
Less: Non-controlling interest share of depreciation and amortization	(1,504)	(699)	(3,242)	(2,144)
Funds from operations attributable to the Trust	19,981	22,045	46,156	47,958
Preferred dividend on Series D Preferred Shares	(2,787)	(2,786)	(8,360)	(6,498)
Amount allocated to restricted shares	(129)	-	(269)	-
FFO applicable to Common Shares - Basic	$17,065	$19,259	$37,527	$41,460
Weighted-average Common Shares	33,076	33,075	33,047	33,064
FFO Per Common Share - Basic	$0.52	$0.58	$1.14	$1.25

Diluted
Funds from operations attributable to the Trust	$19,981	$22,045	$46,156	$47,958
Preferred dividend on Series D Preferred Shares	(2,787)	(2,786)	(8,360)	(6,498)
Amount allocated to restricted shares	(129)	-	(264)
FFO applicable to Common Shares	$17,065	$19,259	$37,532	$41,460

Weighted-average Common Shares	33,076	33,075	33,047	33,064
Stock options	2	1	2	-
Restricted shares	70	-	40	-
Diluted weighted-average Common Shares	33,148	33,076	33,089	33,064
FFO Per Common Share - Diluted	$0.51	$0.58	$1.13	$1.25

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Basic
Net income (loss) attributable to Winthrop Realty Trust	$11,728	$8,374	$13,746	$(2,088)	$15,108
Real estate depreciation	3,153	3,249	3,263	3,116	2,903
Amortization of capitalized leasing costs	1,791	1,858	1,977	1,679	2,169
Real estate depreciation and amortization of
unconsolidated interests	2,762	2,086	2,623	2,860	2,976
Impairment loss on investments in real estate	2,750	154	-	2,562	698
Gain on sale of real estate	(1,421)	(6,752)	(2,775)	-	(945)
(Gain) loss on sale of equity investments	-	-	110	73	(165)
Trust's share of loss on sale of real estate
of unconsolidated interests	722	-	-	-	-
Less: Non-controlling interest share
of depreciation and amortization	(1,504)	(1,496)	(242)	(686)	(699)
Funds from operations	19,981	7,473	18,702	7,516	22,045
Preferred dividend on Series D Preferred Shares	(2,787)	(2,786)	(2,787)	(2,787)	(2,786)
Amount allocated to restricted shares	(129)	(98)	(16)	-	-
FFO applicable to Common Shares - Basic	$17,065	$4,589	$15,899	$4,729	$19,259
Weighted-average Common Shares	33,076	33,037	33,027	33,056	33,075
FFO Per Common Share - Basic	$0.52	$0.14	$0.48	$0.14	$0.58

Diluted
Funds from operations	$19,981	$7,473	$18,702	$7,516	$22,045
Preferred dividend on Series D Preferred Shares	(2,787)	(2,786)	(2,787)	(2,787)	(2,786)
Amount allocated to restricted shares	(129)	(98)	(16)	-	-
FFO applicable to Common Shares	$17,065	$4,589	$15,899	$4,729	$19,259

Weighted-average Common Shares	33,076	33,037	33,027	33,056	33,075
Stock options	2	-	2	-	1
Restricted shares	70	-	-	-	-
Diluted weighted-average Common Shares	33,148	33,037	33,029	33,056	33,076
FFO Per Common Share - Diluted	$0.51	$0.14	$0.48	$0.14	$0.58

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

Cash, accounts payable and dividends payable:	Trust Ownership	Carrying Amount	Matched Debt	Estimated NAV Range

Cash and cash equivalents and restricted cash	100%	$184,846	$-	$184,846	to	$184,846
Accounts payable and dividends payable	100%	33,019	-	(33,019)	to	(33,019)
Subtotal - Corporate Segment Estimated Net Asset Value Range				151,827	to	151,827

REIT Securities:	Trust Ownership	Fair Value Carrying Amount	Matched Debt	Estimated NAV Range
REIT Common shares	100%	$7,074	$-	$7,074	to	$7,074
REIT Preferred shares	100%	-	-	-	to	-
Subtotal - REIT Securities Segment Estimated Net Asset Value Range				7,074	to	7,074

Loans:	Trust Ownership	Par Value Plus Accrued Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment
WBCMT Series 2007 Tranche L - CMBS	100%	$1,130	$-	$226	to	$1,130	[1	]
Mentor Building - Whole Loan	100%	2,512	-	2,512	to	2,512	[1	]
Hotel Wales - Whole Loan	100%	20,097	14,000	6,097	to	6,097	[1	]
Legacy Orchard -Corporate Loan	100%	9,750	-	9,750	to	9,750	[1	]
Rennaisance - Mezzanine Loan	100%	3,000	-	3,000	to	3,000	[1	]
San Marbeya - Whole Loan	100%	29,603	15,150	14,453	to	14,453	[1	]
Rockwell - Mezzanine Loan	100%	1,502	-	180	to	1,502	[1	]
500-512 Seventh Ave - B Note	100%	10,986	-	10,986	to	10,986	[1	]
Wellington Tower - Mezzanine Loan	100%	3,515	-	3,515	to	3,515	[1	]
Churchill-Whole Loan	100%	685	-	-	to	685	[1	]
Pinnacle II - B Note	100%	5,108	-	5,108	to	5,108	[1	]
The Shops at Wailea - B Note	100%	7,644	-	7,644	to	7,644	[1	]
Poipu Shopping Village - B Note	100%	2,844	-	2,844	to	2,844	[1	]
Queensridge - Whole Loan	100%	8,214	-	8,214	to	8,214	[1	]
Playa Vista - Mezzanine Loan	100%	10,323		10,323	to	10,323	[1	]

Total Estimated Value of Loans with Expected Repayment				84,852	to	87,763

	Trust Ownership	Par Value Plus Accrued Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation
Stamford Office - Mezzanine	20%	47,119	-	9,415	to	9,415	[2	]
Total Estimated Value of Loans with Potential Equity				9,415	to	9,415

Debt Platforms
Conord Debt Holdings/CDH CDO	67%/49%	N/A	N/A	11,500	to	14,000	[3	]
RE CDO	50%	N/A	N/A	500	to	1,000	[4	]
Total Estimated Value of Debt Platforms				12,000	to	15,000
Subtotal - Loan Segment Estimated Net Asset Value Range				106,267	to	112,178

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of September 30, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt.There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to September 30, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.
    (Continued on next page)

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

Description	Trust Owner-ship	Type	Square Feet/ Units	Nine Mos Ended Sept 30, 2013 NOI Annualized	Adjust- ments			Adjusted NOI [18]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties
Englewood, CO (Crossroads I)	100%	Office	118,000	969	231	[5	]	1,200	8.00%	to	7.00%	14,569	to	16,712	-	14,569	to	16,712
Englewood, CO (Crossroads II)	100%	Office	118,000	957	43	[5	]	1,000	8.00%	to	7.00%	12,288	to	14,074	-	12,288	to	14,074
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	1,468				1,468	5.35%	to	5.30%	27,439	to	27,698	21,000	6,439	to	6,698
Atlanta, GA	100%	Retail	61,000	259				259	13.00%	to	12.00%	1,992	to	2,158	-	1,992	to	2,158
Greensboro, NC	100%	Retail	46,000	220				220	9.00%	to	8.00%	2,444	to	2,750	-	2,444	to	2,750
Louisville , KY	100%	Retail	47,000	214				214	11.00%	to	10.00%	1,945	to	2,140	-	1,945	to	2,140
Amherst, NY	100%	Office	200,000	2,383	(575)	[14	]	1,808	7.50%	to	7.00%	24,107	to	25,829	-	24,107	to	25,829
Chicago, IL (One East Erie)	100%	Office	126,000	3,211	(47)	[10	]	3,164	7.50%	to	6.50%	42,191	to	48,682	19,941	22,250	to	28,741
Chicago, IL (River City )	60%	Office	253,000	1,189				1,189	8.00%	to	7.00%	14,863	to	16,986	8,619	3,746	to	5,020
Houston, TX (Westheimer)	32%	Office	614,000	5,670	(700)	[7	]	4,970	7.00%	to	6.00%	71,000	to	82,833	48,460	7,213	to	10,999
Lisle, IL (550 Corporetum)	100%	Office	169,000	1,027				1,027	9.50%	to	8.50%	10,811	to	12,082	5,753	5,058	to	6,329
Lisle, IL (Arboretum)	100%	Office	67,000	(419)				(419)	11.00%	to	9.00%	2,500	to	2,500	-	2,500	to	2,500
Lisle, IL (1050 Corporetum)	60%	Office	54,000	448				448	9.00%	to	8.00%	4,978	to	5,600	5,488	-	to	67
New York, NY	var	Office /Retail	105,000	2,349	3,251	[9	]	5,600	6.00%	to	5.50%	93,333	to	101,818	51,982	23,605	to	26,575	[9	]
Orlando, FL	100%	Office	257,000	3,313				3,313	8.50%	to	7.50%	38,976	to	44,173	37,138	1,838	to	7,035
Plantation, FL	100%	Office	120,000	1,448				1,448	8.00%	to	7.00%	18,100	to	20,686	10,717	7,383	to	9,969
South Burlington, VT	100%	Office	54,000	134	77	[6	]	211	11.00%	to	9.50%	1,921	to	2,225	-	1,921	to	2,225
Jacksonville, FL	100%	Warehouse	580,000	862				862	10.00%	to	8.00%	8,620	to	10,775	-	8,620	to	10,775
Churchill, PA (Westinghouse )	100%	Mixed Use	52,000	854				854	12.00%	to	9.00%	7,117	to	9,489	5,081	2,036	to	4,408
Memphis, TN (Waterford Apartments)	100%	Multi-Family	320 Units	1,581				1,581	6.25%	to	6.00%	25,296	to	26,350	13,197	12,099	to	13,153
Cerritos	100%	Office	187,105	1,064	936	[8	]	2,000	7.00%	to	6.50%	26,571	to	28,769	23,000	1,786	to	2,885
Lake Brandt	100%	Multi-Family	284 Units	1,050				1,050	6.50%	to	6.25%	16,154	to	16,800	13,600	2,554	to	3,200
1515 Market Street	89%	Office	514,000	4,791				4,791	7.50%	to	7.00%	63,880	to	68,443	42,683	21,197	to	25,760	[11	]

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of September 30, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to September 30, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

Description	Trust Owner-ship	Type	Square Feet/ Units	Nine Mos Ended Sept 30, 2013 NOI Annualized	Adjust- ments			Adjusted Annualized NOI [18]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties (continued)

Marc Realty
223 West Jackson, Chicago, IL	50%	Office	168,000	1,453	323	[8	]	1,776	8.50%	to	7.50%	18,894	to	21,680	6,820	6,037	to	7,430
4415 West Harrison, Hillside, IL	50%	Office	192,000	679	(235)	[15	]	444	9.75%	to	9.00%	4,554	to	4,933	4,359	97	to	287
1701 E. Woodfield, Shaumburg, IL	50%	Office	175,000	1,386	(600)	[15	]	786	9.75%	to	9.00%	8,062	to	8,733	6,023	1,019	to	1,355
2205-55 Enterprise,Westchester, IL	50%	Office	130,000	909				909	9.50%	to	8.50%	9,568	to	10,694	8,812	378	to	941

Sealy Venture
Atlanta, GA (Northwest)	60%	Industrial/ Office	472,000	1,376	(45)	[10	]	1,331	9.00%	to	8.00%	14,785	to	16,633	13,690	657	to	1,766
Atlanta, GA (Newmarket)	68%	Industrial/ Office	470,000	1,214				1,214	9.00%	to	8.00%	13,489	to	15,175	37,000	-	to	-
Nashville, TN (Airpark)	50%	Industrial/Office	1,155,000	5,483				5,483	9.50%	to	9.00%	57,716	to	60,922	74,000	-	to	-

WRT-Elad / One South State	50%	Retail/Office	942,000	15,269	(1,343)	[12	]	13,926	6.50%	to	5.75%	214,246	to	242,191	108,775	73,297	to	83,078	[12	]

Mentor Retail	50%	Retail	6,571	454				454	8.00%	to	7.00%	5,675	to	6,486	2,497	1,586	to	1,990

Atrium	50%	Retail		1,221	(120)	[10	]	1,101	13.50%	to	13.00%	8,156	to	8,469	-	4,078	to	4,235

Vintage
27 Properties	75%	Multifamily	4,655	24,406				24,406	7.50%	to	7.50%	325,413	to	325,413	251,506	54,395	to	64,747	[13	]
Tacoma Preferred Equity	75%	Multifamily	Under Construction												17,800	1,500	to	1,500	[16	]
Urban Center Preferred Equity	75%	Multifamily	Under Construction												16,400	5,500	to	5,500	[16	]
Quilceda Preferred Equity	75%	Multifamily	Under Construction												21,020	750	to	750	[16	]

Fenway/Wateridge Pavilion	80%	office	62,152	668				668	8.00%	to	7.50%	8,350	to	8,907	-	7,924	to	7,924	[17	]

701 Seventh Ave-Times Sq	75%	Retail/Office	Under Development												376,560	35,881	to	35,881	[16	]
Luxury Residential-Deposit	100%	Multifamily														25,500	to	25,500

								Subtotal Operating Properties Segment Estimated Value Range								406,190	to	472,884

								All Segments Estimated Net Asset Value Range								671,355	to	743,960

								Outstanding Line of Credit								-	to	-
								Outsanding Senior Notes								(86,250)	to	(86,250)
								Outsanding Series D Preferred								(120,500)	to	(120,500)

								Net Asset Value Attributable to Common Shares								$464,605		537,210

								Outstaning Common Shares								35,798	to	35,798
								Estimate Net Asset Value per Common Share Range								$12.98	to	15.01

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of September 30, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to September 30, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of September 30, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to September 30, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

[1]
Management’s estimate of NAV on the Trust’s loans expected to be repaid gives no effect to the above or below market yield earned on certain of the loans.  Except for WBCMT, Rockwell and Churchill for which full recovery may not be realized, par is utilized as the estimate of value.

[2]	Management’s estimate of NAV on the Trust’s loans with potential equity participation gives no effect to the potential value of any potential additional value derived from equity participation.

[3]
Management’s low estimate of value for the Concord Debt Holdings/CDH CDO investment is based on its estimated recovery of the Concord Debt Holdings assets and bases the equity in the CDO on an assumed liquidation.  Management’s high end range of estimate is based on the estimated recovery of the Concord Debt Holdings assets plus the discounted cash flow of the CDO payments based on the scheduled maturities.

[4]	Management based its estimate on its estimate of recovery.

[5]	Reflects adjustment made for leases in place which rents are not included in prior quarters’ reported earnings due to either the timing of commencement or rent abatement.

[6]	The adjustment is made to increase the annualized NOI for the South Burlington property which is lower than stabilized NOI due to the timing of certain scheduled repairs and maintenance expenses.

[7]
This property is leased to Spectra Energy.  The lease, which was set to expire in 2016 was extended until April 2026. Negotiated annual lease payments on the modified lease remain unchanged ($7,974,000 to $8,255,000 annually) through the maturity date of the mortgage debt, then the base rate decreases to $4,260,000 annually, subject to annual increases thereafter up to $5,478,000 annually.  The NOI was adjusted to reflect a future decline in rents.

[8]
Properties are currently in a lease up phase.  Accordingly, management estimated the range of property values by applying the range of capitalization rates to an estimated stabilized NOI and then deducted from the property value the estimated costs to achieve the projected stabilized NOI.

[9]
Management’s estimated NAV is calculated based on a sale of the property at a range of values using capitalization rates between 5.50% and 6.00% applied to stabilized NOI.  The proceeds are then assumed to be distributed based upon the distribution provision of the 450 West 14th Street LLC Agreement which provides that cash is distributed as follows on the Trust’s capital contribution of $15.0 million and other equity holders’ capital of $4.6 million:

1)	to the Trust until it receives an amount equal to a 10% return;
2)	75% to the Trust, 25% to other equity holders until the Trust has received a 15% cumulative annual compounded return on its aggregate investment amount;
3)	90% to the Trust, 10% to other equity holders until the Trust has received a return of its aggregate investment amount;
4)	10% to the Trust, 90% to other equity holders until other equity holders have received a return of any new investment amount and a 15% IRR thereon;
5)
either (x) on or prior to the fifth anniversary of the Trust’s investment, 50% to the Trust and 50% to the other equity holders or (y) following the fifth anniversary of the Trust’s investment, 35% to the Trust and 65% to the other equity holders.  Management assumed the 35% for this analysis.

[10]	The adjustment was made to NOI to reduce the impact of a one-time real estate tax abatement or, in the case of Atrium, a tenant receivable adjustment.

[11]
The Trust owns 89% of 1515 Market, but is entitled to receive 100% of proceeds up to $77,724,000 less the mortgage amount, which was $42,684,000 at September 30, 2013.  The Trust in entitled to receive 89% of any excess proceeds

[12]
Management’s estimate of NAV is calculated based on the post-tax credit compliance period residual distribution provisions set forth in One South State Street LLC agreement which provide for payment of the WRT-Elad mezzanine loan under its terms, which has an outstanding balance of $56,150,000 at September 30, 2013 and of which the Trust owns 100% and then 70% profits participation by WRT-Elad.  The NOI on this property was adjusted downward to reflect that certain scheduled expenses were not yet incurred.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)

[13]
Each of the Vintage properties is owned in a partnership which includes outside investors and is subject to its individual partnership agreement waterfall.  The VHH Operating Agreement provides that aggregate properties operating cash flow to VHH is distributed as follows:

1)	to the Trust until it receives a 12% preferred return on its unreturned capital;
2)	to the Trust’s joint venture partner until he receives at 12% return;
3)	the remainder is distributed 50% to the Trust and 50% to the Trust’s partner.

Capital proceeds from the sale or refinancing of any of the underlying properties are distributed 75% to the Trust and 25% to our joint venture partner until all capital is returned and unpaid returns are paid and any excess after the return of capital is distributed 50%/50%.

Management estimated the range of NAV based on the forecasted distributions to be received on this investment discounted at a range between 9% and 12%.  Forecasted residual proceeds were calculated based on sales of the underlying properties using a capitalization rate of 7.5%.

[14]
This property is net leased to Ingram Micro under a lease which was scheduled to expire in October 2013.  The adjustment reflects the rental rate under the terms of a new recently executed 10 year lease.  The remaining costs for the lease have been included in accounts payable and accrued expenses.  The $14,985,000 loan collateralized by this property was repaid during the third quarter.

[15]	This property has expected lease turnover. Accordingly an adjustment has been made to NOI to reflect the reduction in asset value.

[16]	Asset is in a development stage. NAV represents cash invested by the Trust at September 30, 2013.

[17]
The Trust has a preferred equity position.  Proceeds of a capital transaction are distributed first to the Trust until it receives as a return all of its $7,600,000 investment plus a 12% thereon; second to the Trust’s partner, Fenway, until it has received its $1,500,000 investment plus a 12% return thereon; and thereafter 60% to Fenway and 40% to the Trust.

[18]	Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures.

WINTHROP REALTY TRUST
January 1, 2008 – September 30, 2013 Performance Table

The following table reflects the performance of all investments that were made and sold or otherwise liquidated since January 1, 2008.  Management has presented for each investment its internal rate of return (“IRR”), a standard return methodology that calculates the annual effective compounded rate of return.  For the purposes of calculating each investment’s IRR, management has assumed that the cash flows for each investment occurred on the last day of the quarter in which the actual cash was invested or received by the Trust.  The IRR’s presented are on a gross basis i.e. there has been no allocation of the Trust’s base management fee or other Trust general and administrative costs to reduce an investment’s cash flows used in calculating the IRR.  The reported amounts represent only the Trust’s position in each investment.

Segment	Property Type	Initial Investment Date	Initial Investment Amount	Liquidation Date	IRR

REIT Securities
REIT Common shares-LXP	N/A	October-08	$20,416,142	November-09	18.77%
REIT Common shares-Various	N/A	November-08	4,543,740	Various	24.57%
REIT Preferred shares-Various	N/A	October-08	11,745,739	Various	65.35%
REIT Bonds-Various	N/A	December-08	25,085,220	Various	21.70%
REIT Common shares-CDR	N/A	October-11	14,870,211	Various	49.11%

Loan Assets, Loan Securities & Loan Equity Investments
Siete Square - Whole Loan	Office	June-09	$5,500,000	June-11	15.98%
160 Spear Street - Whole Loan	Office	June-09	38,318,727	May-12	51.85%
160 Spear Street - Tenant Improvement Loan	Office	December-09	1,200,000	May-12	15.60%
Beverly Hills Hilton - B Note	Hotel	December-09	5,250,000	September-11	52.32%
Metropolitan Tower -B Note	Office	December-09	6,500,000	April-11	139.10%
Driver Building - B Note	Office	May-10	6,703,325	August-10	17.35%
1701 Woodfield - Whole Loan	Office	July-10	5,000,000	September-10	8.00%
Peter Cooper/Stuyvescent Town - Mezzanine Loan	Multi-family	August-10	10,665,000	October-10	-37.56%
Scripps Center - Rake Bond	Office	July-10	1,200,000	November-10	1221.53%
Moffet Tower - B Note	Office	October-10	21,557,883	October-11	8.79%
Westwood - Whole Loan	Office	October-10	3,500,000	December-11	12.62%
Metropolitan Tower - Rake Bond	Office	December-10	5,259,896	April-11	182.57%
CDH CDO - Compliance Loan	CDO	December-10	3,497,569	July-11	9.21%
Concord 2006-1A Class E	CDO	February-11	662,344	April-11	76.22%
Gotham Hotel - Whole Loan	Hotel	February-11	8,036,658	May-11	33.58%
Lakeside Eagle - Whole Loan	Retail	March-11	18,093,218	May-11	15.38%
11 East Adams - Seller Financing Mezzanine Loan	Office	June-11	2,264,770	July-11	4.30%
8 South Michigan-Seller Financing Mezzanine Loan	Office	June-11	4,909,570	August-11	6.77%
Sofitel Hotel - Mezzanine Loan	Hotel	June-11	5,759,949	October-11	88.88%
Sealy Northwest - DPO Bridge Financing	Industrial/office	June-11	20,630,000	September-11	8.72%
Magazine - Mezzanine Loan	Multi-family	June-11	17,538,478	May-12	15.95%
Riverside Plaza - B-Note	Retail	June-10	7,800,000	September-12	12.57%
Broward Financial Center - Whole Loan	Office	May-12	42,771,882	October-12	22.24%
SoCal Office Portfolio - C-Note	Office	November-11	71,354,090	September-12	26.88%
HC Cypress Pointe LLC - Preferred Equity	Multi Family	May-11	449,223	November-12	13.22%
2600 W Olive Series N-Q - Loan Securities	Office	December-09	1,500,000	December-12	68.23%
Burbank Centre - B-Note	Office	September-12	9,000,000	January-13	4.89%
127 West 25th - Mezzanine Loan	Mixed Use	May-12	9,000,000	March-13	30.45%
180 No. Michigan - Seller Financing Mezzanine Loan	Office	November-12	5,200,000	March-13	8.47%
4545 East Shea Blvd-Whole Loan	Office	April-12	2,250,000	June-13	14.14%
10 Metrotech - Whole Loan	Office	April-12	10,915,000	July-13	38.13%

Other
F II Co-Invest LLC - Private Equity Securities	N/A	July-11	$1,800,000	April-12	17.51%

Operating Properties
180 No. Michigan - Preferred / Equity Investment	Office	April-08	$3,923,084	November-12	8.13%
Deer Valley	Multi Family		$12,370,485	June-13	13.42%

Total/Weighted Average			$447,042,203		30.56%

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited)

	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities
Net income	$31,429	$26,284
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization (including amortization of
deferred financing costs)	10,355	8,552
Amortization of lease intangibles	5,901	5,028
Straight-line rental income	(3,584)	(2,662)
Loan discount accretion	(2,283)	(5,984)
Discount accretion received in cash	37	14,065
Income from preferred equity investments	(576)	-
Distributions of income from preferred equity investments	123	97
Income of equity investments	(26,249)	(14,051)
Distributions of income from equity investments	19,354	17,097
Restricted cash held in escrows	1,763	(4,063)
Loss (gain) on sale of securities carried at fair value	133	(41)
Unrealized loss (gain) on securities carried at fair value	142	(7,254)
Unrealized gain on loan securities carried at fair value	(215)	(447)
Impairment loss on investment in real estate	2,904	698
Tenant leasing costs	(3,365)	(3,211)
Gain on sale of real estate investments	(10,948)	(945)
Equity compensation expenses	557	-
Bad debt expense (recovery)	104	(116)
Changes in assets and liabilities:
Interest receivable	58	(293)
Accounts receivable	450	533
Accounts payable, accrued liabilities and other liabilities	(255)	4,425
Net cash provided by operating activities	25,835	37,712
Cash flows from investing activities
Investments in real estate	(6,289)	(29,975)
Investment in equity investments	(11,982)	(47,925)
Investment in preferred equity investments	-	(4,000)
Proceeds from sale of investments in real estate	36,217	7,024
Proceeds from sale of equity investments	26	2,297
Return of capital distribution from equity investments	14,649	83,736
Purchase of securities carried at fair value	-	(5,654)
Proceeds from sale of securities carried at fair value	12,345	4,614
Restricted cash held in escrows	(2,677)	(4,478)
Issuance and acquisition of loans receivable	(21,437)	(64,970)
Collection of loans receivable	47,597	37,126
Proceeds from sale of loans receivable	19,318	-
Cash from consolidation of properties	473	-
Issuance of secured financing receivable	(30,000)	-
Deposits on real estate	(25,606)	-
Net cash provided by (used in) investing activities	32,634	(22,205)
(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(In thousands, Unaudited)

	Nine Months Ended September 30,
	2013	2012
Cash flows from financing activities
Proceeds from mortgage loans payable	48,100	15,897
Principal payments of mortgage loans payable	(20,295)	(8,740)
Payment of secured financing	(23,770)	-
Proceeds from issuance of Series D Preferred Shares	-	77,572
Proceeds from issuance of Senior Notes Payable	-	86,250
Repayment of revolving line of credit	-	(40,000)
Restricted cash held in escrows	(2,921)	(2,818)
Deferred financing costs	(789)	(3,766)
Contribution from non-controlling interest	861	4,340
Distribution to non-controlling interest	(52)	(6,115)
Purchase of non-controlling interests	(150)	(400)
Issuance of Common Shares under Dividend Reinvestment Plan	353	397
Issuance of Common Shares through offering	29,960	-
Dividend paid on Common Shares	(16,102)	(16,113)
Dividend paid on Series D Preferred Shares	(5,574)	(3,712)
Dividend paid on Restricted Shares	(10)	-
Net cash provided by financing activities	9,611	102,792
Net increase in cash and cash equivalents	68,080	118,299
Cash and cash equivalents at beginning of period	97,682	40,952
Cash and cash equivalents at end of period	165,762	159,251
Supplemental Disclosure of Cash Flow Information
Interest paid	$17,780	$11,248
Capitalized interest	$600	$-
Taxes paid	$201	$317

Supplemental Disclosure on Non-Cash Investing and
Financing Activities
Dividends accrued on Common Shares	$6,018	$5,375
Dividends accrued on Series D Preferred Shares	$2,786	$2,786
Capital expenditures accrued	$351	$2,777
Transfer from loans receivable	$-	$(2,938)
Transfer from preferred equity	$-	$(3,923)
Transfer to equity investment	$-	$6,861
Transfer to loan receivable	$-	$6,550
Transfer from equity investment	$-	$(12,400)
Transfer to additional paid-in capital	$-	$5,487
Transfer to non-controlling interests	$-	$363
Contribution to WRT-Elad One South State Equity L.P.	$897	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Investments in Real Estate
Land	$56,894	$59,183	$60,679	$43,252	$37,177
Buildings and improvements		-
Buildings	341,963	346,723	354,394	337,506	311,956
Building improvements	18,306	18,686	17,877	18,908	13,676
Furniture and Fixtures	2,714	2,661	2,579	2,509	2,226
Tenant improvements	17,257	17,300	20,949	19,814	16,431
	437,134	444,553	456,478	421,989	381,466
Accumulated depreciation and amortization	(55,195)	(53,553)	(52,412)	(51,553)	(48,618)
Total Investments in Real Estate	$381,939	$391,000	$404,066	$370,436	$332,848

Accounts Receivable
Straight-line rent receivable	$12,558	$12,691	$14,403	$13,770	$13,467
Other	7,644	4,697	3,683	4,889	2,717
Total Accounts Receivable	$20,202	$17,388	$18,086	$18,659	$16,184

Securities Carried at Fair Value
REIT Common Shares	7,074	10,360	12,220	19,694	37,191
Total Securities Carried at Fair Value	$7,074	$10,360	$12,220	$19,694	$37,191

Equity Investments
Vintage Housing Holdings (27 Properties)	$33,706	$32,886	$31,801	$30,534	$30,083
Elad / One South State Street (1 Property)	24,518	23,614	23,447	25,104	24,659
Marc Realty Portfolio (4 Properties)	14,705	14,731	14,662	14,880	21,921
10 Metrotech (Office Loan)	11	10,845	10,845	10,845	10,845
Sealy Ventures Properties (3 Properties)	7,741	7,871	7,958	8,104	8,904
Mack-Cali / Stamford (Office Loan)	8,916	8,773	8,636	8,501	8,367
Concord Debt Holdings	982	3,932	3,953	3,974	4,495
CDH CDO	4,181	1,079	652	322	3,698
RE-CDO Management	993	1,061	1,098	1,779	1,792
Mentor Retail (1 Property)	596	584	568	551	523
So-Cal Office Loan Portfolio (31 Loans)	-	-	8	8	12
Lakeside/Eagle	3	10	-	-	-
701 Seventh Avenue	36,989	30,602	29,038	28,735	-
Wateridge	1,816	1,722	1,558	1,522	-
Atrium Mall	3,904	3,935	-	-	-
Total Equity Investments	$139,061	$141,645	$134,224	$134,859	$115,299
Preferred Equity Investments
Vintage at Tacoma	$1,500	$1,500	$1,500	$1,500	$1,500
Vintage at Urban Center	4,000	4,000	4,000	4,000	4,000
Vintage at Quilceda	750	750	750	750	-
Wateridge	6,453	6,264	6,108	6,000	-
Total Preferred Equity Investments	$12,703	$12,514	$12,358	$12,250	$5,500
Non-Controlling Interests
Westheimer (Houston, TX)	$8,328	$8,419	$8,652	$8,903	$11,877
River City / Marc Realty (Chicago, IL)	3,865	3,907	3,883	3,857	3,891
1050 Corporetum / Marc Realty (Lisle, IL)	50	52	56	61	83
450 West 14th Street (High Line)	1,895	1,909	1,952	1,912	2,399
So-Cal Office Loan Portfolio	-	-	-	2	19
HC Cypress	-	19	19	19	-
1515 Market	(1,247)	(694)	(195)	-	-
Total Non-Controlling Interests	$12,891	$13,612	$14,367	$14,754	$18,269
The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for all periods presented (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
(In thousands, Unaudited)

	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30 2012
Debt
Mortgage loans payable	$308,049	$325,026	$278,824	$280,576	$238,097
Senior notes payable	86,250	86,250	86,250	86,250	86,250
Secured financing	29,150	29,150	42,803	52,920	29,150
KeyBank line of credit	-	-	-	-	-
Total Debt	423,449	440,426	407,877	419,746	353,497

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	120,500	120,500	120,500	120,500
Common Shares	373,087	340,385	339,811	334,010	343,605
Non-controlling ownership interests	12,891	13,612	14,367	14,754	18,269
Total Equity	506,478	474,497	474,678	469,264	482,374

Total Capitalization	$929,927	$914,923	$882,555	$889,010	$835,871

Common Dividend Per Share
September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

$ 0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	Sep 30, 2013	June 30, 2013	March 31, 2013	Dec 31, 2012	Sep 30, 2012
Cash and cash equivalents	$165,762	$186,132	$131,448	$97,682	$159,251
Securities carried at fair value	7,074	10,360	12,220	19,694	37,191
Available under line of credit (1)	50,000	50,000	50,000	50,000	50,000
Total Liquidity and Credit Facility	$222,836	$246,492	$193,668	$167,376	$246,442

(1) subject to borrowing base requirements.

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
September 30, 2013
(In thousands, except square footage and cost per square foot/unit, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 21-22, Consolidated Property Data on pages 25-26, and Equity Investment Property Data on pages 27-29.

Cash	Amount
Cash and cash equivalents	$165,762

REIT Securities	Cost	Fair Value
REIT Common shares	$6,318	$7,074

Loans with Expected Repayment	Position	Type	Interest Rate		Cost, less Principal Repaid	Carrying Amount (before int. receivable)	Par Value		Extended Maturity Date
WBCMT Series 2007 Tranche L	CMBS	Hotel	LIBOR +	1.75%	1,130	226	1,130		09/09/14
The Shops at Wailea	B Note	Retail	Fixed	6.15%	5,047	6,004	7,612		10/06/14
Legacy Orchard	Whole	Corporate Loan	Fixed	15.00%	9,750	9,750	9,750	(2)	10/31/14
Rennaisance	Mezz	Retail/ Multi Fam	LIBOR +	12.00%	3,000	3,000	3,000		01/01/15
San Marbeya	Whole	Multifamily	Fixed	5.88%	25,343	27,541	29,458		01/01/15
Churchill	Whole	Mixed Use	LIBOR +	3.75%	683	683	683		06/01/15
Hotel Wales	Whole	Hotel	LIBOR +	4.00%	20,000	20,000	20,000		10/05/14
Queensridge	Whole	Multifamily	LIBOR +	11.50%	8,122	8,122	8,122		11/15/15
Playa Vista	Mezz	Office	LIBOR +	14.25%	10,250	10,250	10,250		01/23/16
Rockwell	Mezz	Indust. / Whse.	Fixed	12.00%	225	349	1,487		05/01/16
500-512 Seventh Ave.	B Note	Office	Fixed	7.19%	9,106	9,986	10,943		07/11/16
Pinnacle II	B Note	Office	Fixed	6.31%	4,572	4,626	5,086		09/06/16
Poipu Shopping Village	B Note	Retail	Fixed	6.62%	1,881	2,015	2,831		01/06/17
Wellington Tower	Mezz	Mixed Use	Fixed	6.79%	2,352	2,777	3,502		07/11/17
Mentor Building (39 South St)	Whole	Retail	Fixed	10.00%	2,497	2,497	2,497		09/10/17
1515 Market Street	Whole	Office	Fixed	7.50%	23,690	23,690	35,040		02/01/16

Loans with Potential Equity Participation

Stamford -20% Owned Equity Inv(1)	Mezz	Office	LIBOR +	3.25%	$40,000	$43,641	$47,000	(2)	08/06/14

(1) Amounts shown represent 100% of the investment at the venture level.
(2) Par amount represents borrowers discounted payoff option amount.
See Additional Loan Asset Details on Pages 21 and 22 of Supplement.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
September 30, 2013
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance
Englewood, CO (Crossroads I)	100%	Office	118,000	8,159	69	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	11,192	95	-	(1)
Meriden, CT (Newbury Apartments)	100%	Multifamily	180 Units	25,554	141,967	21,000
Memphis, TN, (Waterford Apartments)	100%	Multifamily	320 Units	21,448	67,025	13,197
Cerritos, CA (Cerritos)	100%	Office	187,000	22,909	123	23,000
Philadelphia, PA (1515 Market)	49%	Office	511,000	43,539	85	42,683	(2)

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot	Debt Balance

Atlanta, GA	100%	Retail	61,000	1,958	$32	$-	(1)
Greensboro, NC	100%	Retail	46,000	3,801	83	-	(1)
Louisville , KY	100%	Retail	47,000	3,098	66	-	(1)
Amherst, NY	100%	Office	200,000	20,583	103	-
Chicago, IL (One East Erie)	100%	Office	126,000	26,320	209	19,941
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,812	66	8,619
Houston, TX (Westheimer)	32%	Office	614,000	69,543	113	48,460
Lisle, IL (550 Corporetum)	100%	Office	169,000	22,606	134	5,753
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,272	79	5,488
New York, NY	var	Office / Retail	105,000	60,368	575	51,982
Orlando, FL	100%	Office	257,000	17,290	67	37,138
Plantation, FL	100%	Office	120,000	12,936	108	10,717
South Burlington, VT	100%	Office	54,000	3,407	63	-	(1)
Jacksonville, FL	100%	Warehouse	588,000	13,087	22	-	(1)
Churchill, PA	100%	Mixed Use	52,000	9,705	187	5,081
Greensboro, NC (Lake Brandt)	100%	Multifamily	284 Units	18,547	65,306	13,600

(1)   These properties collateralize our revolving line of credit.
(2) The Trust holds the mezzanine debt on this property

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
September 30, 2013
(In thousands, except square footage / units, Unaudited)

Equity Investment Operating Properties Foreclosure Acquired through Direct or Indirect	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount

Atrium Mall	50%	Retail	71,000	$3,904

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount

Marc Realty (4 Equity Investments)	50%	Office	655,000	$14,705
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	7,741
WRT-Elad / One South State St	50%	Retail / Office	942,000	24,518
Vintage Housing Holdings	Var	Multifamily	4,655 Units	33,706
Mentor Retail LLC	50%	Retail	7,000	596
701 Seventh WRT Investors	71%	Development	120,000	36,989
WRT-Fenway Wateridge	50%	Office	62,000	1,816

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Preferred Equity Investment Carrying Amount

Vintage Housing Holdings - Tacoma	75%	Multi-Family	231 Units Under construction	$1,500
Vintage Housing Holdings - Urban Center	75%	Multi-Family	395 Units Under construction	4,000
Vintage Housing Holdings - Quilceda Creek	75%	Multi-Family	204 Units Under contruction	750
WRT-Fenway Wateridge	50%	Office	62,000	6,453

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	Three Months Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Net unrealized gain (loss)	$-	$(1,645)	$1,718	$(338)	$3,484

Net realized gain (loss)	$(31)	$-	$(102)	$-	$-

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Common shares	$6,318	$7,074	$8,920	$10,360	$8,920	$12,220	$15,876	$19,694	$26,775	$37,191
Total securities carried at fair value	$6,318	$7,074	$8,920	$10,360	$8,920	$12,220	$15,876	$19,694	$26,775	$37,191

Securities carried at fair value are comprised of REIT common shares for which the Trust has elected the fair value option.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location		Position	Interest Rate (1)			Carrying Amount (2) Sept 30, 2013	Par Value		Maturity Date (3)	Senior Debt (4)
Loans Receivable
Hotel Wales	Oct-11	Hotel	New York	NY	Whole	LIBOR +	4.000%	(5)	20,097	20,000		10/05/14	-
The Shops at Wailea	Sep-12	Retail	Maui	HI	B Note	Fixed	6.150%		6,037	7,612		10/06/14	106,562
Legacy Orchard	Oct-10	Corporate Loan	N/A	N/A	Whole	Fixed	15.000%		9,750	9,750	(6)	10/31/14	-
Rennaisance	Dec-11	Retail/ Multi Fam	Atlanta	GA	Mezz	LIBOR +	12.000%	(7)	3,000	3,000		01/01/15	4,000
San Marbeya	Jul-10	Multifamily	Tempe	AZ	Whole	Fixed	5.880%		27,686	29,458		01/01/15	-
Playa Vista	Jan-13	Office	Playa Vista	CA	Mezz	LIBOR +	14.250%		10,323	10,250		01/23/16	80,300
Churchill	May-12	Mixed Use	Churchill	PA	Whole	LIBOR +	3.750%		685	683		06/01/15	-
Queensridge Towers	Nov-12	Multifamily	Las Vegas	NV	Whole	LIBOR +	11.500%		8,214	8,122		11/15/15	-
Rockwell	Aug-10	Indust /Whse	Shirley	NY	Mezz	Fixed	12.000%		364	1,487		05/01/16	16,383
500-512 Seventh Ave.	Jul-10	Office	New York	NY	B Note	Fixed	7.190%		10,029	10,943		07/11/16	243,870
Pinnacle II	Sep-12	Office	Burbank	CA	B Note	Fixed	6.313%		4,649	5,086		09/06/16	83,726
Poipu Shopping Village	Sep-12	Retail	Kauai	HI	B Note	Fixed	6.618%		2,028	2,831		01/06/17	28,628
Wellington Tower	Dec-09	Mixed Use	New York	NY	Mezz	Fixed	6.790%		2,790	3,502		07/11/17	22,500
Mentor Bldg (39 South St)	Mar-12	Retail	Chicago	IL	Whole	Fixed	10.000%		2,511	2,497		09/10/17	-
1515 Market Street	Dec-13	Office	Philadelphia	PA	Whole	Fixed	7.500%		23,690	35,040		02/01/16	43,000
					Total Loans Receivable				$131,853	$150,261
Loan Securities Carried at Fair Value
WBCMT 2007	Dec-09	Hotel	Various		CMBS	LIBOR +	1.750%		$226	$1,130		09/09/14	$1,232,004
			Total Loan Securities Carried at Fair Value						$226	$1,130
Equity Investment Loan Assets (8,9)
Stamford Portfolio	Feb-12	Office	Stamford	CT	Mezz	LIBOR +	3.250%		$43,718	$47,000	(6)	08/06/14	$400,000
			Total Loan Assets of Equity Investments						$43,718	$47,000

Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (Unaudited, continued)

Notes to Schedule of Loan Assets

(1)
Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantlydifferent than the Trust's effective interest rate on certain loan investments.

(2)	Carrying amount of loans receivable includes accrued interest of $563,000 and cumulative accretion of $ 2,283,000 at September 30, 2013.
(3)	Maturity dates presented are after giving effect to all contractual extensions.
(4)	Senior Debt indicates debt which is secured by the underlying property which is senior in payment to the Trust's loan.
(5)	Libor floor of 3%.
(6)	Par Value represents the borrowers discounted payoff option (DPO) amount.
(7)	Libor floor of 2%.
(8)	Does not include the Trust's equity interests in Concord and RE CDO Management.
(9)	The loan asset carrying amount presented is at the Trust's ownership in the loan balance.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Rents and reimbursements
Minimum rent	$15,111	$14,771	$13,902	$11,695	$10,604
Deferred rents (straight-line)	(125)	133	255	253	384
Recovery income	684	1,097	833	607	1,544
Above and below market rents	(22)	(22)	7	119	108
Less:
Lease concessions and abatements	(549)	(490)	(559)	(508)	(415)
Total rents and reimbursements	15,099	15,489	14,438	12,166	12,225

Rental property expenses
Property operating	5,272	4,764	4,661	3,840	3,335
Real estate taxes	1,705	1,625	854	1,158	1,160
Total rental property expenses	6,977	6,389	5,515	4,998	4,495

Net operating income (1)
from consolidated properties	$8,122	$9,100	$8,923	$7,168	$7,730

(1) See definition of non-GAAP measure of Net Operating Income on page 38 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)

	Three Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Interest, Dividends and Discount Accretion by Business Segment:
Loan Assets	$3,817	$4,208	$5,170	$5,955	$3,410
REIT Securities	100	100	150	150	312
Total Interest, Dividends and Discount Accretion	$3,917	$4,308	$5,320	$6,105	$3,722

Interest, Dividends and Discount Accretion Detail:
Interest on loan assets	$3,011	$3,447	$4,454	$3,607	$2,985
Accretion of loan discount	806	761	716	2,348	425
Interest and dividends on REIT securities	100	100	150	150	312
Total Interest, Dividends and Discount Accretion	$3,917	$4,308	$5,320	$6,105	$3,722

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
September 30, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Owner-ship	Rentable Square Feet	(**) % Leased	Major Tenants (Lease / Options Expiration)	Major Tenant Sq. Ft.	($000's) Depreciated Cost Basis	Cost per Square Foot or Unit	Owner-ship of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2023/2033)	200,000	$16,809	$84	Fee	(1)	(1)
Cerritos, CA	2012	100%	187,000	64%	Marina Medical Billing (2018)	44,000	22,079	118	Fee	23,000	01/2017 5.07%
Chicago, IL (One East Erie)	2005	100%	126,000	97%	The Gettys Group (2012/2016)	13,000	20,735	165	Fee	19,941	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000
Chicago, IL (River City / Marc Realty)	2007	60%	253,000	49%	ITAV (2024/2029)	35,000	14,414	57	Fee	8,619	04/2015 6.25%
					MFS/Worldcom (2019/2023)	60,000
Englewood, CO Crossroads I	2010	100%	118,000	96%	Hitachi Data (2024 / 2034)	53,000	7,358	62	Fee	(1)	(1)
					RGN-Denver LLC (2015/ 2025)	17,000
Englewood, CO Crossroads II	2010	100%	118,000	100%	TIC Holdings (2019 / 2044)	74,000	9,988	85	Fee	(1)	(1)
Houston, TX	2004	32%	614,000	100%	Spectra Energy (2026/2036)	614,000	55,748	91	Fee	48,460	04/2016 6.09%
Lisle, IL	2006	100%	169,000	83%	United Healthcare (2014/ n/a)	41,000	19,005	112	Fee	5,753	10/2014 Libor+2.5%
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,661	68	Fee	5,488	03/2017 5.55%
New York, NY (450 West 14th)	2011	70%	105,000	91%	Alice + Olivia (2021/2031)	27,000	57,067	543	Ground Lease	51,982	05/2016 Libor +2.5%
					Fast Retailing (2026/2036)	23,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	13,454	52	Ground Lease	37,138	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	10,953	91	Fee	10,717	04/2018 6.45%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,760	51	Ground Lease	(1)	(1)
1515 Market Street	2012	89%	511,000	77%	Temple University (2022 / na)	128,000	42,950	84		42,683	05/1/2016 2.5%
Subtotal - Office			2,886,000				296,981			253,780

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
September 30, 2013 (Unaudited, Continued)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Depreciated Cost Basis	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$1,852	Ground Lease	(1)	(1)
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	2,958	Ground Lease	(1)	(1)
Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,493	Fee	(1)	(1)

Subtotal Retail			154,000				7,303
Residential
Meriden, CT	2010	100%	180 units	88%	n/a	n/a	23,023	Fee	21,000	10/2022 3.95%
Memphis, TN	2012	100%	320 units	94%	n/a	n/a	20,468	Fee	13,197	8/2014 Libor + 2.5%
Greensboro, NC	2012	100%	284 units	93%	n/a	n/a	17,946	Fee	13,600	8/2016 6.22%
Subtotal Residential							61,437
Other
Warehouse
Jacksonville, FL	2004	100%	588,000	100%	Fanatics, Inc. (2015/2024)	561,000	10,634	Fee	(1)	(1)
Mixed Use
Churchill, PA	2004	100%	52,000	100%	Westinghouse (2024/2039)	52,000	5,584	Fee	5,081	8/2024 3.50%
Subtotal - Other			640,000				16,218
Total Consolidated Properties			3,680,000				$381,939		$306,659

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.
Notes to Consolidated Properties - Selected Data
(1)	These properties collateralize our revolving line of credit, which had a balance of $0 at September 30, 2013.
(2)
The Amherst, New York office property represents two separate buildings.  The ground underlying the properties is leased to the Trust by the local development authority pursuant to a ground lease which requires no payment.  During the fourth quarter legal title to the ground will vest with the Trust.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED PROPERTY DATA (Continued)
September 30, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investment Operating Properties
223 West Jackson, Chicago, IL	2005	50%	168,000	78%	No tenants over 10%	-	8,076	Fee	6,820	09/2017 LIBOR + 2.25%
4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	62%	North American Medical Mgmt (2015/2020)	23,200	2,137	Fee	4,359	12/2015 5.62%
1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	89%	No tenants over 10%	-	2,052	Fee	5,403	09/2015 Libor + 3% (2)
2205-55 Enterprise, Westchester, IL	2005	50%	130,000	89%	Consumer Portfolio (2014/2019)	18,900	2,440	Fee	8,812	10/2019 4.30%
					UroPartners LLC (2015/ n/a)	14,500
Total Marc Realty Portfolio			665,000				$14,705		$25,394

Sealy Venture Portfolio - Equity Investment Operating Properties
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	74%	Original Mattress (2020/2025)	57,000	$7,741	Fee	$13,643	09/2015 Libor +5.35% (3)
Atlanta, GA (Newmarket)	2008	68%	470,000	57%	No tenants over 10%	-	-	Fee	37,000	11/2016 6.12%
Nashville, TN (Airpark)	2007	50%	1,155,000	81%	No tenants over 10%	-	-	Fee	74,000	05/2012 5.77%

Total - Sealy Venture Portfolio			2,097,000		`		$7,741		$124,643

Mentor Retail LLC - Equity Investment Operating Property
39 South State Street Chicago, IL	2012	50%	7,000	100%	American Apparel (2022 / n/a)	7,000	$596	Fee	$2,497	09/2017 10%

WRT-Elad / One South State Equity - Equity Investment Operating Property
One South State Street Chicago, IL (Sullivan Ctr)	2012	50%	942,000	83%	Target (2038 /2063)	147,000	$24,518	Fee	$376,560	10/1/15 libor+ 6.82

					Walgreens(2022/2027)	95,000
					Illinois Dept of Employment (2014/2016)	243,000	$-
			942,000				$24,518		$376,560

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA (Continued)
September 30, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate
701 Seventh WRT Investor-Equtiy Investment Operating Property
701 Seventh Avenue	2012	61%	120,000	0%	N/A		$36,989	Fee	$376,560	10/1/2015 Libor +10.2(4)
New York, NY
WRT-Fenway Wateridge - Equity Investment in Operating Property
Parkway San Diego, CA	2012	50%	62,000	92%	Verint Americas (2018/n/a)	6,500	$1,816	Fee	$-
					Flores Lund (2017/n/a)	10,000
					Quidel Corp (2013/n/a)	11,000
					Verizon Wireless (2013/n/a)	15,000
			62,000				$1,816		$-
Atrium - Equity Investment in Operating Property
Chicago, ILL	2013	50%	71,000	77%	N/A		$3,904	Ground Lease	$-

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED PROPERTY DATA (Continued)
September 30, 2013 (Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties
Agave Associates	Elk Grove, CA	2011	188	95%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	98%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	97%	Fee
Falls Creek Apartments	Couer d' Alene, ID	2011	170	96%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	94%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	97%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	93%	Fee
Holly Village Apartments	Everett, WA	2011	149	98%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	97%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	97%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	97%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	98%	Fee
The Bluffs Apartments	Reno, NV	2011	300	95%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	97%	Fee
Vintage at Bend	Bend, OR	2011	106	98%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	95%	Fee
Vintage at Burien	Burien, WA	2011	101	98%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	99%	Fee
Vintage at Everett	Everett, WA	2011	259	98%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	95%	Fee
Vintage at Napa	Napa, CA	2011	115	96%	Fee
Vintage at Richland	Richland, WA	2011	150	97%	Fee
Vintage at Sequim	Sequim, WA	2011	118	99%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	97%	Fee
Vintage at Spokane	Spokane, WA	2011	287	96%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	98%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	96%	Fee
			4,655
Vintage Housing Portfolio - Preferred Equity Investment Operating Properties
Vintage at Tacoma		2012	231	under construction	Fee
Vintage at Urban Center		2012	395	under construction	Fee
Quilceda Creek		2012	204	under construction	Fee
			830

Total - Vintage Housing Portfolio			5,485	units

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED PROPERTY DATA (Continued)
September 30, 2013 (Unaudited)

Description	Year Acquired	Trust’s Ownership	Rentable Square Feet	Equity Investment		Debt Balance (1)
Equity Investment Operating Properties
Marc Realty Portfolio (from Page 27 )	2005		665,000	$14,705		$25,394	(6)
Sealy Portfolio (from Page 27)	2006-2008		2,097,000	7,741		124,642	(6)
Mentor Retail LLC (from Page 27)	2012		7,000	596		2,497	(6)
WRT-Elad / One South State Equity (from Page 27)	2012		942,000	24,518		108,775	(6)
Vintage Portfolio (from page 29)	2011		4,655 units	33,706	(5)	251,506	(6)
701 Seventh Avenue (from page 28)	2012		120,000	36,989		376,560	(6)
Wateridge (from page 28)	2012		62,000	1,816		-
Atrium Mall LLC (from page 28)	2013		71,000	3,904		-
Total Equity Investment Operating Properties				123,975		$889,374

Loan Asset Equity Investments
WRT-ROIC Lakeside Eagle	2011	50%		3
WRT-Stamford LLC	2012	20%		8,916
10 Metrotech Loan LLC	2012	33%		11

Other Equity Investment
Concord Debt Holdings LLC	2012	67%		982	(7)
CDH CDO LLC	2012	50%		4,181	(7)
RE CDO Management LLC	2011	50%		993
Total Equity Investments				$139,061

Notes to Equity Investments - Selected Data
(**) Occupancy rates include all signed leases including space undergoing tenant improvements
(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	An interest rate swap agreement with a notional amount of $5,403,000 effectively converts the interest rate to a fixed rate of 4.78%.
(3)	An interest rate cap was purchased that caps Libor at 1%.
(4)	There is a Libor floor of 1%
(5)
The Vintage equity investment of $33,706 represents the Trust's various interests in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above.  The investment basis is not specifically allocated among the various lower tier partnerships.

(6)	See Equity Investments debt details on pages 33 and 34.
(7)	Represents the interest acquired from Lexington Realty Trust on May 1, 2012.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
Nine Months Ended September 30, 2013
(Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Impairment	Deprec & Amort	(Income) Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	3	154,000	$520	$-	$-	$520	$-	(1)		$229	$-	$290
Office	100.0%	10	1,349,000	16,713	4,479	1,409	10,825	4,952	(22)	-	5,375	-	476
Residential	100.0%	3	784 units	6,578	2,566	934	3,078	1,365	(55)		2,095	-	(437)
Other	100.0%	2	640,000	1,776	422	68	1,286	52	(150)		479	-	605
		18	2,143,000	25,587	7,467	2,411	15,709	6,369	(228)	-	8,178	-	934
Partially Owned Consolidated Properties
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	2,325	1,035	398	892	384	-	-	488	8	12
Houston, TX (Multiple LP's)	32.0%	1	614,000	4,260	7	-	4,253	2,385	(78)		2,179	(323)	(66)
Lisle, IL (Marc Realty)	60.0%	1	54,000	627	210	81	336	242	1		122	(11)	(16)
New York, NY (450 W 14th St)	70.0%	1	105,000	5,288	3,096	430	1,762	1,366	-		1,908	(878)	(634)
Philadelphia, , PA 1515 Market (3)	49.0%	1	511,000	6,939	2,882	864	3,193	3,782	(28)		1,828	(1,247)	(1,198)
		5	1,537,000	19,439	7,230	1,773	10,436	8,159	(105)	-	6,525	(2,451)	(1,902)
Total Consolidated Properties		23	3,680,000	$45,026	$14,697	$4,184	$26,145	$14,528	$(333)	$-	$14,703	$(2,451)	$(968)
Line of Credit interest expense								240
Interest expense related to Senior notes								5,229
Interest expense WRT Lender								962
Reclassified related party interest expense								(2,784)
Total								$18,175

(1)	See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 37 of the supplemental package.
(2)
The amounts attributable to non-controlling interests for 100% owned properties are from Deer Valley and One East Erie properties prior to the Trust's 2012 acquisitions of the non-controlling interests in these properties.

(3)	In addition to its equity ownership, the Trust is entitled to an additional 40% of profits above the debt.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Nine Months Ended September 30, 2013
(Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT's Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	4	665,000	8,048	3,425	1,302	3,321	933	(27)	2,217	144	72
Sealy Venture Portfolio	3	2,097,000	10,225	2,916	1,254	6,055	9,297	(458)	4,290	(7,990)	(363)
Mentor Retail	1	7,000	417	18	58	341	191	(12)	47	91	45
WRT-Elad (2)	1	942,000	18,643	3,843	3,349	11,451	14,035	(91)	7,980	(10,655)	1,515
Vintage Portfolio (2)	27	4,655 units	31,815	13,119	392	18,304	815	(7,171)	8,316	2,002	7,142
Wateridge (2)	1	62,000	832	247	71	514		(55)	697	(238)	133
Atrium Mall	1	71,000	718	427	87	204	-	(37)	229	(62)	(31)
Total Equity Investment Operating Properties	38	3,844,000	$70,698	$23,995	$6,513	$40,190	$25,271	$(7,851)	$23,776	$(16,646)	8,513

			Marc Realty Portfolio - Amortization of basis differential (3)								(89)
			WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment								(22)
			RE CDO Management - Winthrop's share of net income from equity investment								3,710
			CDH CDO - Winthrop's share of net income from equity investment								4,689
			Concord Debt Holdings - Winthrop's share of net income from equity investment								3,090
			701 7th Avenue								2,375
			WRT-SoCal Lender - Winthrop's share of net income from equity Investment								(2)
			Stamford / Mack-Cali - Winthrop's share of net income from equity investment								701
			10 Metrotech- Winthrop's share of net income from equity investment								3,284
			Equity in loss of equity investments								$26,249

(1)	See definition of Net Operating Income on page 37 of the supplemental package.
(2)	Operating results lag 30 days.
(3)
This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities. The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding Sept 30, 2013	Coupon	2013 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable
Chicago, IL / River City	8,619	5.50%	47	04/2015	8,346
Chicago, IL / Ontario	19,941	5.75%	84	03/2016	19,073
Houston, TX - Note 1	25,000	5.22%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.00%	-	04/2016	8,800
Houston, TX - Note 3	14,660	7.50%	1,259	04/2016	-
Philadelphia, PA(1)	42,683	2.50%	322	02/2016	39,933
Greensboro, NC	13,600	6.22%	-	08/2016	13,600
Cerritos, CA	23,000	5.07%	-	01/2017	23,000
Lisle, IL / 1050 Corporetum	5,488	5.55%	18	03/2017	5,206
Orlando, FL	37,138	6.40%	155	07/2017	34,567
Plantation, FL	10,717	6.45%	32	04/2018	10,046
Meriden, CT	21,000	3.95%	-	11/2022	17,704
Churchill, PA	5,081	3.50%	33	08/2024	3,399
Total mortgage loans payable /Wtd Avg	235,727	4.67%	1,950		208,674	3.64

Non-recourse secured financing
San Marbeya A Participation	15,150	4.85%	-	01/2015	15,150

Senior notes payable	86,250	7.75%	-	08/2022	86,250
Total Fixed Rate Debt/ Wtd Avg	337,127	5.47%	1,950		310,074	4.87
Floating rate debt
Mortgage loans payable
Memphis, TN/ Waterford (LIBOR+2.5%, 0.5% LIBOR Floor)	13,197	3.00%	81	08/2014	12,928
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,753	2.70%	-	10/2014	5,753
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	51,982	3.50%	-	05/2016	51,982
	70,932	3.34%	81		70,663	2.14

Non-recourse secured financing
Hotel Wales A Note Payable - (LIBOR + 1.25, 3% Libor Floor)	14,000	4.25%	-	10/2013	14,000

Total Floating Rate Debt/ Wtd Avg	84,932	3.49%	81		84,663	1.95

Total Consolidated Debt/Wtd Avg	$422,059	5.07%	$2,031		$394,737	4.28

(1) An interest rate swap agreement with a notional amount of $42,683 effectively converts the interest rate to a fixed rate of 2.5%.

Description	Principal Outstanding Sept 30, 2013		Interest Rate	Maturity Date		Weighted Average Maturity (in years)
Fixed rate debt
Sealy - Airpark, Nashville, TN	$74,000		5.77%	05/01/12	(7)
Sealy - Newmarket, Atlanta, GA	37,000		6.12%	11/01/16	(6)
Marc Realty - 4415 West Harrision, Hillside, IL	4,359		5.62%	12/01/15
Marc Realty - 1701 East Woodfield, Shaumburg, IL (1)	5,403		4.78%	09/01/15
Marc Realty - 2205-55 Enterprise, Westchester, IL	8,812		4.30%	10/01/19
Mentor Retail - 39 South Street, Chicago, IL	2,497		10.00%	09/10/17
WRT-Elad - One South State Street	108,775		11.00%	02/01/15
VHH - Agave Associates	2,500		3.50%	12/15/36
VHH - Bouquet Canyon Seniors	10,814		6.38%	07/01/28
VHH - Vintage at Chehalis (2)	8,190		4.68%	06/15/40
VHH - Elk Creek Apartments	7,314		6.54%	11/01/39
VHH - Falls Creek Apartments	8,283		6.26%	12/01/40
VHH - Hamilton Place Seniors	59		5.88%	07/01/14
VHH - Heritage Place Apartments	1,743		8.37%	07/19/15
VHH - Heritage Place Apartments	494		1.00%	05/01/39
VHH - Vintage at Mt. Vernon (3)	8,540		5.23%	01/15/37
VHH - Vintage at Napa	5,937		6.21%	06/01/34
VHH - Vintage at Silverdale (5)	14,880		5.70%	09/15/39
VHH - The Bluffs Apartments	8		3.00%	12/15/36
VHH - Twin Ponds Apartments	1,209		6.20%	01/01/38
VHH - Vintage at Vancouver	567		8.12%	01/01/35
VHH - Vista Sonoma Seniors Apts	9,848		6.56%	01/01/32
Total Fixed Rate Debt	$321,232	Wtd Avg	7.58%		Wtd Avg	6.6

Notes to Fixed Rate Debt Schedule:
(1) An interest rate swap agreement with a notional amount of $5,403 effectively converts the interest rate to a fixed rate of 4.78%.
(2) An interest rate swap agreement with a notional amount of $7,872 effectively converts the interest rate to a fixed rate of 4.68%.
(3) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 5.23%.
(4) An interest rate swap agreement with a notional amount of $950 effectively converts the interest rate to a fixed rate of 5.98%.
(5) An interest rate swap agreement with a notional amount of $14,301 effectively converts the interest rate to a fixed rate of 5.70%.
(6) Currently negotiating restructure of loan with special servicer.
(7) Lender foreclosed on loan October 7, 2013.
(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – DEBT SUMMARY (Continued)
Nine Months Ended September 30, 2013
 (In thousands, Unaudited)

Description	Principal Outstanding Sept 30, 2013	Interest Rate (1), (2)		Coupon	Maturity Date	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA	13,643	LIBOR +	5.56%	5.53%	09/01/15
Marc Realty - 223 West Jackson, Chicago, IL (3)	6,820	LIBOR +	2.25%	4.25%	09/01/17
701 Seventh - 701 Seventh Avenue, New York, NY (4)	237,500	LIBOR +	4.25%	5.25%	10/01/15
701 Seventh - 701 Seventh Avenue, New York, NY (4)	137,500	LIBOR +	11.25%	12.25%	10/01/15
701 Seventh - 701 Seventh Avenue, New York, NY (4)	1,560	LIBOR +	7.00%	8.00%	10/01/15
VHH - Agave Associates	14,600	SIFMA +	1.17%	1.23%	10/15/36
VHH - Vintage at Bend	5,500	SIFMA +	1.20%	1.26%	12/15/36
VHH - Vintage at Bremerton	6,200	SIFMA +	1.09%	1.15%	03/15/33
VHH - Vintage at Burien	6,680	SIFMA +	1.47%	1.53%	01/15/38
VHH - Vintage at Everett	16,285	SIFMA +	1.44%	1.50%	01/15/38
VHH - Forest Creek Apartments	13,680	SIFMA +	1.62%	1.68%	06/15/40
VHH - Hamilton Place Seniors	3,590	SIFMA +	1.43%	1.49%	07/01/33
VHH - Holly Village Apartments	6,915	SIFMA +	1.44%	1.50%	07/31/32
VHH - Larkin Place Apartments	4,825	SIFMA +	1.40%	1.46%	07/01/33
VHH - Vintage at Richland	7,535	SIFMA +	1.76%	1.82%	01/15/38
VHH - Rosecreek Senior Living	3,282	SIFMA +	0.43%	0.49%	12/31/37
VHH - Vintage at Sequim	6,248	SIFMA +	2.30%	2.36%	03/01/38
VHH - Silver Creek Apartments	12,775	SIFMA +	1.66%	1.72%	12/15/37
VHH - Vintage at Spokane	16,295	SIFMA +	1.37%	1.43%	08/15/40
VHH - Seven Hills/ St Rose	15,070	SIFMA +	1.37%	1.43%	10/15/35
VHH - The Bluffs Apartments	18,400	SIFMA +	1.38%	1.44%	09/15/34
VHH - Twin Ponds Apartments	5,515	SIFMA +	1.60%	1.66%	01/01/38
VHH - Vintage at Vancouver	7,725	SIFMA +	2.16%	2.22%	01/01/35
Total Floating Rate Debt	568,143		Wtd Avg	5.83%	Wtd Avg	8.4
Total Joint Venture Debt	$889,375		Wtd Avg	6.46%	Wtd Avg	7.8

Notes to Floating Rate Debt Schedule:
(1)	LIBOR rate used to determine coupon on floating rate debt at September 30, 2013 was .178850%
(2)
SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at August 31, 2013 on the Vintage debt was 0.06%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3)	Interest rate floor of 4.25%.
(4)	Interest rate floor of 1%

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES LEASE EXPIRATIONS SUMMARY
(Unaudited)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2013	35,000	3%	$698,000	$19.94
2014	138,000	12%	2,403,000	17.41
2015	89,000	7%	1,763,000	19.81
2016	68,000	6%	1,303,000	19.16
Thereafter	866,000	72%	21,245,000	24.53

Consolidated Single Tenant Operating Properties:
2013	200,000	10%	$2,016,000	$10.08
2014	54,000	3%	840,000	15.56
2015	660,000	29%	1,278,000	1.94
2016	88,000	4%	382,000	4.34
Thereafter	1,143,000	55%	14,694,000	12.86

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2013	2013	2013	2012	2012

NOI from consolidated properties (1)(4)	$8,122	$9,100	$8,923	$7,168	$7,730
Less:
Interest expense	(5,435)	(6,708)	(6,032)	(6,056)	(4,430)
Depreciation and amortization	(4,923)	(4,859)	(4,921)	(4,404)	(4,439)
(Income) loss attributable to non-controlling interest	995	629	795	(188)	(939)
WRT share of income (loss) from consolidated properties (2)(4)	(1,241)	(1,838)	(1,235)	(3,480)	(2,078)

Equity in income (loss) of equity investments (3)	13,856	4,524	7,869	792	12,809

Add:
Interest, dividends and discount accretion	3,917	4,308	5,320	6,105	3,722
Gain (loss) on sale of loan securities carried at fair value	-	-	-	614	-
Earnings from preferred equity investments	189	185	202	-	-
Unrealized gain (loss) on loan securities carried at fair value		215	-	-	371
Unrealized gain (loss) on securities carried at fair value	-	(1,860)	1,718	(338)	3,113
(Loss) gain on securities carried at fair value	(31)		(102)	-	-
Interest and other income	101	115	70	266	242
(Loss) Income from discontinued operations	(1,434)	6,419	3,040	(668)	121

Less:
Income attributable to Series D preferred shares	(2,787)	(2,786)	(2,787)	(2,787)	(2,786)
Amount allocated to restricted shares	(106)	(98)	(16)	-	-
General and administrative	(1,113)	(1,098)	(847)	(1,100)	(782)
Related party fees	(2,309)	(2,291)	(2,266)	(2,312)	(2,316)
Transaction costs	(106)	(46)	(6)	(87)	(30)
State and local tax expense	(85)	(125)	(17)	(21)	(64)
Loss on extinguishment of debt	-	-	-	(121)	-
Impairment loss on investment in real estate	-	-	-	(1,738)	-
Settlement expense	(16)	(134)	-	-	-
Net income attributable to Common Shares	$8,835	$5,490	$10,943	$(4,875)	$12,322

(1) See additional NOI detail on Page 23 of the supplemental package.
(2) See detail for the Nine months ended September 30, 2013 on Page 31 of the supplemental package.
(3) See detail for the Nine months ended September 30, 2013 on Page 32 of the supplemental package.
(4) See definitions for non-GAAP measures on page 38 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

B-Note - A structured junior participation that is part of a first mortgage loan.

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  Management considers FFO to be an appropriate measure of performance of a REIT.  We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures.  Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein.  Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.  FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions.  We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Internal Rate of Return (IRR) – The internal rate of return is the annualized effected compound return rate of an investment.  Specifically, it is the discount rate that equates the cost of an investment with the present value of the cash generated by that investment.

LIBOR – London Inter Bank Offer Rate

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

WINTHROP REALTY TRUST
SUPPLEMENTAL DEFINITIONS (Continued)

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS
Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor

Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE
Analyst	Firm	Contact Information
Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com
Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com

Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com

Mitch Germain	JMP Securities	(212) 906-3546 mgermain@jmpsecurities.com

Ryan Meliker	MLV & Co.	(646)-556-9184 rmeliker@mlvco.com

Simon Yarmak	Stifel	(443) 224-1345 yarmaks@stifel.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions, forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.